--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at December 31, 2000: $570,284,472

Q. How did the Fund perform in 2000?

A. After an excellent 1999, the Fund did not fare as well in 2000. The total return for the Fund was -20.0%(1) for the year 2000, compared with a total return of -13.96% for the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index(2). Most major international markets fell, and the strength of the Dollar against foreign currencies magnified the declines for a U.S. investor. In local currency terms, the MSCI EAFE Index showed a total return of -7.11%. The European markets, benefiting from the continuing economic growth in that region, performed better than the Asian ones. The MSCI Europe Index had a total return of -8.14% (and in local currency terms was down only 1.89%), while the MSCI Japan Index had a total return of -28.07% and the MSCI Pacific ex-Japan Index had a total return of -15.19%.(3)

      MSCI industry sector returns were even more widely varied than country returns. More stable, "old economy" sectors like food and insurance produced positive returns of over 15%, while the most pain was experienced in technology-related sectors. Information Technology consulting and services, and computers and peripherals both declined by over 60%, while another strong area of 1999, telecommunications services, fell more than 40%.

Q. What factors affected the Fund's performance?

A. The Fund did not perform as well as the MSCI EAFE Index for a number of reasons, many of which were the mirror images of the reasons why the Fund did so well in 1999. For example, while the Fund was underweighted relative to the MSCI EAFE Index in Japan for most of the year - which was good for relative performance - the stocks we held in Japan did significantly worse than the MSCI Japan Index. Our holdings of telecommunications and consumer electronics stocks were particularly disappointing. In the course of the year, we made significant changes to the portfolio, for example, significantly reducing the telecommunications exposure, and building up the proportion invested in financials and oils. In 2000, despite the lackluster investment performance, the majority of the companies in the Fund continued to show good fundamental financial performance. We are confident that our fundamental approach to investment will yield good results for shareholders in the long-term.

Q: What is your outlook for the future?

A: We believe that we are entering a period of slower growth. The European economies, while growing at a slower rate than they were in the middle of 2000, should still exhibit steady expansion in 2001. High levels of consumer confidence - especially in France - and the relatively competitive level of the Euro will aid this. While the direction of Japan's economy is as difficult to predict as ever, there are signs that Japanese companies are taking the needs of their shareholders more seriously. Their profit margins are continuing to improve despite lackluster consumer demand. And we expect the dollar to be either unchanged or weaker against the Euro, which should lead to currency gains for U.S. investors.

================================================================================
      "The European economies . . . should still exhibit steady expansion in 2001. High levels of consumer confidence - especially in France - and the relatively competitive level of the Euro will aid this."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Europe Index is generally considered to be representative of European stock market activity. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex- Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The returns for these indexes do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year .............................................................     -20.00%
3 Years ............................................................      10.51%
5 Years ............................................................      11.76%
Since Inception (2/8/91) ...........................................      11.74%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                      The MSCI/EAFE             Baillie Gifford
                          Index               International Fund
                      -------------           ------------------
2/8/91                    10000                     10000
    91                    10226                      9383
    92                     9014                      8548
    93                    11984                     11458
    94                    12950                     11557
    95                    14446                     12855
    96                    15365                     14836
    97                    15681                     16606
    98                    20084                     20121
    99                    25567                     37647
    00                    22019                     29958

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Baillie Gifford International Fund and the MSCI/EAFE Index.

--------------------------------------------------------------------------------
                     Portfolio Composition by Geographical
                        Location as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

Australia                    3.2%

China                        0.5%

Belgium                      0.5%

Singapore                    0.9%

United Kingdom              21.6%

Denmark                      0.7%

Hong Kong                    3.4%

Finland                      3.7%

France                      11.9%

Germany                      5.1%

Japan                       19.6%

Ireland                      1.3%

Italy                        5.0%

Netherlands                  7.7%

Portugal                     1.2%

Spain                        2.3%

Sweden                       2.1%

Switzerland                  7.2%

Cash                         2.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2000

                           Percent of
     Company             Total Net Assets   Industry Sector       Country
--------------------------------------------------------------------------------
  1. Nokia OYJ                 3.70%        Telecommunications    Finland
--------------------------------------------------------------------------------
  2. Total Fina S.A.           3.49%        Oil and Gas           France
--------------------------------------------------------------------------------
  3. Glaxosmithkline           2.85%        Pharmaceuticals       United Kingdom
--------------------------------------------------------------------------------
  4. Vodafone Group            2.64%        Telecommunications    United Kingdom
--------------------------------------------------------------------------------
  5. Aventis S.A.              2.43%        Pharmaceuticals       France
--------------------------------------------------------------------------------
  6. Novartis AG               2.38%        Pharmaceuticals       Switzerland
--------------------------------------------------------------------------------
  7. Credit Suisse Group       2.34%        Financial-Banks       Switzerland
--------------------------------------------------------------------------------
  8. BP Amoco PLC              2.11%        Oil-Integrated        United Kingdom
--------------------------------------------------------------------------------
  9. Akzo Nobel NV             2.01%        Chemicals             Netherlands
--------------------------------------------------------------------------------
 10. Deutsche Bank AG          1.89%        Financial-Banks       Germany
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 65% in a portfolio of common stocks issued by emerging market companies

Inception: October 17, 1994

Net Assets at December 31, 2000: $58,636,267

Q. How did the Fund perform during 2000?

A. The Fund's total return for the year was -27.81%,(1) which compares with a decline of 28.84% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2)

Q. What factors affected the Fund's performance and what was your strategy?

A. There were important thematic elements in emerging markets throughout the year, which drove violently divergent sector performances. In particular, the emerging markets reached a zenith at the end of the first quarter, forced up by the same impulses as developed markets: easy liquidity and dot.com hysteria. Nine months of weakness followed, as that excess liquidity has been squeezed out of the system by tighter monetary policy in the U.S. In the second half of the year, evidence of weaker demand in the West built up, and its effects on companies in emerging markets began to show through.

      Inventory adjustments and order cancellations in the technology sector decimated the share prices of technology hardware stocks. With so many large Asian index stocks in this sector, this proved a major factor in Asia's poor performance over the year. Later in the year, other sectors, such as software and non-technology exports, also began to see vicious de-rating as fears over the weakness of the U.S. economy grew. The Fund had taken full benefit from the bubble in technology and the Internet, and an aggressive reduction in its exposure early in the downturn was a key cause of its outperformance.

      With the least exposure to technology, multimedia, and telecommunications sectors, Latin markets escaped with the least severe punishment over the year, although these markets were still well down in absolute terms. Our sustained overweight position in Brazil and avoidance of accident-prone Argentina helped us beat the Index.

      The larger markets of Europe were very volatile and showed wildly diverging performances over the year. Turkey, Greece and Russia were all very weak, whereas the Fund maintained overweight positions in the more defensive markets of Central Europe.

Q: What is your outlook for 2001?

A. Falling demand is likely to continue into 2001, but interest rates are also likely to fall. Easier liquidity must be a positive factor, and there is a strong case for suggesting that emerging markets have been quicker to price in earnings declines than developed markets. Valuations are still below those of developed markets, while earnings growth forecasts are not. We have recently seen correlations between emerging and developed markets beginning to break down, and even some outperformance by emerging markets. There is at least a chance that these trends could continue in the rest of the year.

================================================================================
      "In particular, the emerging markets reached a zenith at the end of the first quarter, forced up by the same impulses as developed markets: easy liquidity and dot.com hysteria. Nine months of weakness followed, as that excess liquidity has been squeezed out of the system by tighter monetary policy in the U.S."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ..............................................................    -27.81%
3 Years .............................................................     -3.03%
5 Years .............................................................      2.98%
Since Inception (10/17/94) ..........................................      0.22%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                         Baillie Gifford
                            Emerging            MSCI/EMF
                          Markets Fund            Index
                         ---------------          -----
10/17/94                     10000                10000
12/31/94                      8803                 8552
12/31/95                      8750                 8106
12/31/96                     10902                 8595
12/31/97                     11117                 7599
12/31/98                      8140                 5674
12/31/99                     13812                 9440
12/31/00                      9972                 7647

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Portfolio Composition by Geographical
                        Location as of December 31, 2000

   [The following table was depcited as a pie chart in the printed material.]

Pacific ex Japan           47.78%

South Africa                7.90%

Europe                     11.03%

Latin America              30.83%

Cash                        2.46%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Top Ten Holdings as of December 31, 2000

                                         Percent of
     Company                           Total Net Assets   Industry Sector         Country
----------------------------------------------------------------------------------------------
  1. Infosys Technology Ltd.                 3.13%        Computer Software       India
----------------------------------------------------------------------------------------------
  2. Check Point Software Technologies       2.51%        Computer Software       Israel
----------------------------------------------------------------------------------------------
  3. Telefonos de Mexico S.A. ADR            2.49%        Telecommunications      Mexico
----------------------------------------------------------------------------------------------
  4. Sasol Ltd.                              2.43%        Oil-Integrated          South Africa
----------------------------------------------------------------------------------------------
  5. Harmony Gold Mining Co. Ltd.            2.38%        Gold Mining             South Africa
----------------------------------------------------------------------------------------------
  6. Total Access Comm. Public Co.           2.07%        Telecommunications      Thailand
----------------------------------------------------------------------------------------------
  7. Northam Platinum                        1.96%        Metals                  South Africa
----------------------------------------------------------------------------------------------
  8. Samsung Electronics Ltd. GDR            1.95%        Electrical Equipment    South Korea
----------------------------------------------------------------------------------------------
  9. China Mobile Ltd.                       1.90%        Telecommunications      Hong Kong
----------------------------------------------------------------------------------------------
 10. Guoco Group                             1.70%        Financial-Banks         Hong Kong
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

[Photo of Catherine McRae, Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

Inception: July 16, 1997

Net Assets at December 31, 2000: $288,015,391

Q. How did the Fund perform during 2000?

A. For the year, The Guardian Small Cap Stock Fund slightly underperformed its benchmark, recording a loss of 3.38%(1) versus -2.92% for the Russell 2000 Index.(2) Following a solid start to the year, the Fund faced serious challenges in the final months of 2000. Declining price/earnings multiples (reflecting higher interest rates) combined with rapidly decelerating earnings forecasts caused stock prices to plummet. The Russell 2000 and the NASDAQ Composite(3) plunged 9.6% and 41.2%, respectively, between August 31 and December 31, carrying the Fund in their wake. And while the Fund began to reduce its over-weighted position in technology and telecommunication during the spring, and actually exited the year equal-weighted in these sectors, the reduction did not occur quickly or deeply enough to avert an adverse impact.

Q. What factors affected the Fund's performance during the year?

A. In descending order, the factors affecting the Fund's performance included:
1) a tightening of short-term interest rates by the Federal Reserve Board (Fed) to 6.5% from 4.75%; 2) the subsequent and sudden slowing of the U.S. economy; and 3) the downgrading of earnings expectations across multiple industry sectors. Further compounding the damage was year-end tax loss selling and the uncertainty surrounding the Presidential election, which kept buyers on the sidelines for nearly five weeks. These factors forced the Fund into an increasingly defensive posture as the year progressed. In the March-April period, we used stock market rallies to raise our cash levels to more than 10%. With the help of Daniel Breslin and Allen Klee, we began reducing our technology and telecommunications exposure and added to sectors that typically outperform when the Fed completes an easing phase, namely, financials and healthcare. We also added selectively to consumer staples and utilities. In our judgment, this positioning helped us edge by the Russell 2000 for the year 2000 and moved us closer to a sector-neutral posture, which we believe is appropriate entering 2001.

Q. What is the outlook for 2001?

A. Two themes have marked the beginning of 2001. First, we have seen profit-taking in names that performed well last year. Defensive sectors such as utilities, healthcare, and consumer staples have been under heavy selling pressure since the year's opening bell. Second, we have observed widespread confusion and rapid sector rotation triggered by an unexpected change in monetary policy.

================================================================================
      "In the March-April period, we used stock market rallies to raise our cash levels to more than 10%. With the help of Daniel Breslin and Allen Klee, we began reducing our technology and telecommunications exposure and added to sectors that typically outperform when the Fed completes an easing phase, namely financials and healthcare."
================================================================================

      On January 3, 2001, the Federal Reserve Board surprised the equity and bond markets with a .50% cut in the Federal Funds rate. By doing so, the Fed acknowledged the sudden and dramatic slowdown in the U.S. economy and need for immediate remedial action. While this cheered the market, it also gave rise to conflicting investment strategies. Using a variety of studies produced by several leading Wall Street firms, we examined what happened following the last three Fed interest rate easings. We concluded that there are too many crosscurrents to make major sector bets and thus, decided to adopt a sector-neutral strategy. We quickly aligned the Fund with the Russell 2000 benchmark, a move that principally involved trimming consumer staples and increasing our exposure to consumer cyclicals. Near-term, we will focus our energies on individual stock selection -- based

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on fundamental analysis and our quantitative techniques -- to find an edge. We intend to stay attuned to market trends, which may suggest over-weighting or under-weighting a sector in the future. Most important, we believe that patience and discipline will be rewarded this year.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ...............................................................    -3.38%
3 Year ...............................................................     7.16%
Since Inception (7/16/97) ............................................    10.47%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2000

                                                                      Percent of
                                                                         Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
   1. King Pharmaceuticals, Inc.                                         1.36%
--------------------------------------------------------------------------------
   2. Applied Micro Circuits Corp.                                       1.32%
--------------------------------------------------------------------------------
   3. Emulex Corp.                                                       1.08%
--------------------------------------------------------------------------------
   4. IVAX Corp.                                                         1.00%
--------------------------------------------------------------------------------
   5. Teva Pharmaceuticals Inds. Ltd. ADR                                0.93%
--------------------------------------------------------------------------------
   6. Qlogic Corp.                                                       0.93%
--------------------------------------------------------------------------------
   7. Health Management Associates, Inc.                                 0.88%
--------------------------------------------------------------------------------
   8. Calpine Corp.                                                      0.83%
--------------------------------------------------------------------------------
   9. Coach, Inc.                                                        0.79%
--------------------------------------------------------------------------------
  10. Charter Comm., Inc.                                                0.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                            as of December 31, 2000

Credit Cyclicals                      1.46%

Consumer Services                    10.97%

Telecommunications                    4.83%

Utilities                             4.96%

Transportation                        1.49%

Consumer Cyclicals                    4.76%

Financial                            18.89%

Consumer Staples                     18.42%

Basic Industries                      1.65%

Energy                                6.61%

Capital Goods - Tech                 18.35%

Capital Goods                         7.61%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                   The Guardian
                    Small Cap                 Russell
                    Stock Fund              2000 Index
                   ------------             ----------
 7/97                  10000                  10000
 9/97                  11750                  11202
12/97                  11470                  10826
 3/98                  12976                  11916
 6/98                  12336                  11360
 9/98                   9166                   9071
12/98                  10810                  10551
12/99                  14607                  13938
12/00                  14114                  12724

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and in the Russell 2000 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
December 31, 2000

-------------------------------------------------------------------------------
Common Stocks  -- 96.5%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Australia -- 3.2%
   Business Services -- 0.9%
         228,010  Brambles Industries Limited                      $  5,327,840
   Energy-Miscellaneous -- 0.7%
         355,100  Broken Hill Ppty.                                   3,744,945
   Financial-Banks -- 0.6%
         202,600  National Australia Bank                             3,247,362
   Food, Beverage and Tobacco -- 0.3%
         729,300  Fosters Brewing Group                               1,915,121
   Merchandising-Mass -- 0.7%
         919,000  Woolworths Limited                                  4,305,024
                                                                   ------------
                                                                     18,540,292
-------------------------------------------------------------------------------
Belgium -- 0.5%
   Food, Beverage and Tobacco -- 0.5%
          80,000  Interbrew *                                         2,788,454
          80,000  Interbrew Strip VVPR *                                    751
                                                                   ------------
                                                                      2,789,205
-------------------------------------------------------------------------------
Denmark -- 0.7%
   Telecommunications -- 0.7%
         213,310  GN Store Nord *                                     3,732,975
-------------------------------------------------------------------------------
Finland -- 3.7%
   Telecommunications -- 3.7%
         473,510  Nokia OYJ *                                        21,119,724
-------------------------------------------------------------------------------
France -- 11.9%
   Electronics and Instruments -- 1.4%
          39,150  Legrand                                             7,903,796
   Financial-Banks -- 1.0%
          65,750  BNP Paribas                                         5,772,618
   Insurance -- 1.4%
          54,330  AXA UAP *                                           7,856,442
   Media and Entertainment -- 1.2%
         130,890  Societe Television Francaise 1 *                    7,067,077
   Oil and Gas Producing -- 3.5%
         133,960  Total Fina Elf S.A.                                19,924,884
   Pharmaceuticals -- 3.4%
         157,610  Aventis S.A. *                                     13,837,603
          89,110  Carrefour                                           5,597,808
                                                                   ------------
                                                                     67,960,228
-------------------------------------------------------------------------------
Germany -- 4.3%
   Business Services -- 0.3%
          54,665  Intershop Comm. *                                   1,719,569
   Computer Software -- 0.8%
          41,270  SAP AG                                              4,797,562
   Drugs and Hospitals -- 0.5%
          74,090  GEHE AG                                             2,798,125
   Electronics and Instruments -- 0.8%
          52,010  Epcos AG *                                          4,517,457
   Financial-Banks -- 1.9%
         128,330  Deutsche Bank AG *                                 10,786,120
                                                                   ------------
                                                                     24,618,833
-------------------------------------------------------------------------------
Hong Kong -- 3.4%
   Computer Systems -- 0.3%
       2,648,000  Legend Hldgs. Limited                               1,663,551
   Conglomerates -- 1.3%
         400,000  Hutchison Whampoa                                   4,987,372
         367,500  Swire Pacific Limited                               2,638,563
   Financial-Banks -- 0.6%
       1,292,600  Bank of East Asia Limited                           3,347,631
   Real Estate Investment Trust -- 0.6%
         245,000  Cheung Kong Hldgs.                                  3,133,294
   Telecommunications -- 0.2%
         258,000  China Mobile Limited *                              1,409,131
   Utilities-Electric and Water -- 0.4%
         551,500  Hong Kong Electric                                  2,036,386
                                                                   ------------
                                                                     19,215,928
-------------------------------------------------------------------------------
Ireland -- 1.3%
   Construction and Mining -- 1.3%
         400,400  CRH PLC                                             7,451,835
-------------------------------------------------------------------------------
Italy -- 5.0%
   Financial-Banks -- 2.7%
         812,830  Bipop-Carire SPA *                                  5,304,568
         629,070  San Paolo IMI SPA                                  10,171,795
   Insurance -- 1.1%
         416,585  Riunione Adriatica di Sicurta SPA *                 6,497,387
   Telecommunications -- 1.2%
         816,400  Telecom Italia SPA                                  6,516,095
                                                                   ------------
                                                                     28,489,845
-------------------------------------------------------------------------------
Japan -- 18.9%
   Automotive -- 1.7%
         256,000  Honda Motor Co.                                     9,539,538
   Chemicals-Major -- 1.2%
       1,382,000  Sumitomo Chemical                                   6,854,391
   Drugs and Hospitals -- 1.6%
         153,000  Takeda Chemical Industries Limited                  9,047,236
   Electrical Equipment -- 0.6%
         195,000  Nippon Electric Glass Co. Limited *                 3,675,866
   Electronics and Instruments -- 4.5%
          35,100  Hirose Electric Co. Limited                         3,377,362
         722,000  Hitachi                                             6,429,286
          36,200  Kyocera Corp.                                       3,948,688
          34,200  Rohm Co.                                            6,491,777
          78,200  Sony Corp.                                          5,403,954
   Financial-Other -- 3.0%
         381,000  Nomura Securities Co. Limited                       6,848,802
         102,400  Promise Co.                                         7,255,423
         492,000  Sumitomo Marine & Fire Insurance *                  3,171,833
   Household Products -- 1.3%
         256,000  Kao Corp.                                           7,434,570

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
   Machinery and Equipment -- 1.8%
         126,000  Canon, Inc.                                      $  4,408,678
          44,100  SMC Corp.                                           5,670,661
   Merchandising-Department Stores -- 1.3%
          36,400  Fast Retailing Co. Limited *                        7,125,892
   Telecommunications -- 1.9%
             727  Nippon Tele. & Tel. Corp.                           5,233,739
             340  NTT DoCoMo, Inc.                                    5,858,992
                                                                   ------------
                                                                    107,776,688
-------------------------------------------------------------------------------
Netherlands -- 7.7%
   Broadcasting and Publishing -- 1.6%
         186,590  Ver Ned Uitgevers                                   9,172,137
   Chemicals-Miscellaneous -- 2.0%
         213,080  Akzo Nobel NV                                      11,444,694
   Computer Systems -- 1.0%
         243,310  ASM Lithography Hldg. NV *                          5,526,642
   Electronics and Instruments -- 1.4%
         219,530  Philips Electronics  (KON) *                        8,043,529
   Insurance -- 1.7%
         230,730  Aegon NV                                            9,545,837
                                                                   ------------
                                                                     43,732,839
-------------------------------------------------------------------------------
People's Republic of China -- 0.5%
   Oil-Integrated-International -- 0.5%
      16,934,000  PetroChina Co. Limited                              2,822,442
-------------------------------------------------------------------------------
Portugal -- 1.2%
   Transportation-Miscellaneous -- 1.2%
         736,320  Brisa (Auto Estrada)                                6,568,341
-------------------------------------------------------------------------------
Singapore -- 0.9%
   Publishing and Printing -- 0.9%
         335,846  Singapore Press Hldgs.                              4,964,006
-------------------------------------------------------------------------------
Spain -- 2.3%
   Financial-Banks -- 1.4%
         725,550  Banco Santander Central Hispano S.A.                7,766,720
   Telecommunications -- 0.9%
         318,900  Telefonica S.A. *                                   5,270,268
                                                                   ------------
                                                                     13,036,988
-------------------------------------------------------------------------------
Sweden -- 2.1%
   Construction and Mining Equipment -- 0.8%
         216,320  Atlas Copco AB                                      4,526,242
   Telecommunications -- 1.3%
         646,030  LM Ericsson *                                       7,357,583
                                                                   ------------
                                                                     11,883,825
-------------------------------------------------------------------------------
Switzerland -- 7.1%
   Computer Software -- 0.9%
           8,197  Adecco S.A.                                         5,158,209
   Financial-Banks -- 2.3%
          70,160  Credit Suisse Group                                13,331,655
   Food, Beverage and Tobacco -- 1.5%
           3,740  Nestle S.A. *                                       8,721,821
   Pharmaceuticals -- 2.4%
           7,675  Novartis AG *                                      13,565,843
                                                                   ------------
                                                                     40,777,528
-------------------------------------------------------------------------------
United Kingdom -- 21.8%
   Computer Software -- 0.7%
         142,880  CMG PLC                                             1,992,340
         393,380  Sage Group                                          1,804,368
   Construction and Mining -- 1.1%
         926,000  Hanson PLC                                          6,355,535
   Electronics and Instruments -- 0.7%
         199,000  ARM Hldgs. PLC *                                    1,505,678
         229,000  Electrocomponents                                   2,266,845
   Financial-Banks -- 4.8%
         183,000  Barclays                                            5,669,820
         209,625  Halifax PLC                                         2,079,756
         589,000  HSBC Hldgs.                                         8,675,209
         418,000  Lloyds TSB Group PLC                                4,425,251
         285,088  Royal Bank of Scotland                              6,743,942
   Financial-Other -- 1.8%
         308,500  Amvescap PLC                                        6,338,264
         228,000  CGU PLC                                             3,688,846
   Food, Beverage and Tobacco -- 2.1%
         474,000  Diageo PLC                                          5,315,793
         617,900  Imperial Tobacco                                    6,435,284
   Insurance -- 0.5%
         186,000  Prudential Corp.                                    2,995,415
   Oil and Gas Services -- 1.6%
         450,000  Enterprise Oil PLC                                  3,815,259
         667,000  Shell Transport & Trading                           5,475,535
   Oil-Integrated-International -- 2.1%
       1,489,000  BP Amoco PLC                                       12,023,111
   Pharmaceuticals -- 2.8%
         575,378  Glaxosmithkline *                                  16,260,847
   Restaurants -- 0.3%
         181,128  Granada Compass Group PLC                           1,973,075
   Telecommunications -- 3.3%
         129,495  Cable & Wireless Co.                                1,748,514
         290,000  Energis PLC *                                       1,951,367
       4,102,188  Vodafone Group                                     15,058,977
                                                                   ------------
                                                                    124,599,031
-------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $498,444,965)                             550,080,553
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
December 31, 2000 (Continued)

-------------------------------------------------------------------------------
Preferred Stock -- 0.8%
-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
          39,360  Marschollek Lauten *
                  (Cost $5,631,209)                                $  4,361,166
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Convertible Preferred Stock  -- 0.7%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
    $483,000,000  Sanwa Int'l. Financial Limited
                    1.25% 1/8/2005
                    (Cost $3,541,821)                              $  4,151,045
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 2.1%
-------------------------------------------------------------------------------
    $ 12,225,000  State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/29/2000, maturity
                  value $12,232,131 at
                  5.25%, due 1/2/2001 (1)
                  (Cost $12,225,000)                               $ 12,225,000
-------------------------------------------------------------------------------
Total Investments -- 100.1%
  (Cost $519,842,995)                                               570,817,764
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.1)%                                           (533,292)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $570,284,472
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collaterized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:
  ADR - American Depositary Receipt
  GDR - Global Depositary Receipt

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at market (cost $519,842,995)                     $ 570,817,764
   Foreign currency (cost $31,633)                                       30,479
   Cash                                                                      77
   Dividend reclaims receivable                                         593,386
   Dividends receivable                                                 346,955
   Receivable for fund shares sold                                       22,138
   Interest receivable                                                    5,348
   Other assets                                                           3,000
                                                                  -------------
     Total Assets                                                   571,819,147
                                                                  -------------

LIABILITIES
   Payable for fund shares redeemed                                     837,229
   Due to affiliates                                                    388,674
   Accrued expenses                                                     253,272
   Accrued foreign capital gains tax                                     55,500
                                                                  -------------
     Total Liabilities                                                1,534,675
                                                                  -------------
     Net Assets                                                   $ 570,284,472
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,512,499
   Additional paid-in capital                                       513,266,389
   Distributions in excess of net investment income                  (2,587,961)
   Accumulated net realized gain on investments
     and foreign currency related transactions                        5,119,525
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                   50,974,020
                                                                  -------------
     Net Assets                                                   $ 570,284,472
                                                                  =============

Shares Outstanding -- $0.10 par value                                35,124,994
                                                                  =============

Net Asset Value Per Share                                         $       16.24
                                                                  =============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Dividends                                                      $   9,546,453
   Interest                                                             266,019
   Less: Foreign tax withheld                                        (1,238,082)
                                                                  -------------
     Total Income                                                     8,574,390
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                               6,292,626
     Custodian fees                                                   1,119,401
     Printing expense                                                   165,000
     Audit fees                                                          24,000
     Directors' fees -- Note B                                           12,500
     Loan commitment fees -- Note F                                       6,393
     Legal fees                                                           6,000
     Insurance expense                                                    2,031
     Registration fees                                                    2,000
     Other                                                                  700
                                                                  -------------
       Total Expenses                                                 7,630,651
                                                                  -------------

   Net Investment Income                                                943,739
                                                                  -------------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES -- NOTE C
     Net realized gain on investments -- Note A                     136,994,646
     Net realized loss on foreign currency related
       transactions -- Note A                                        (2,778,608)
     Net change in unrealized appreciation of
       investments -- Note C                                       (308,748,368)
     Net change in unrealized depreciation from
       translation of other assets and liabilities
       denominated in foreign currencies -- Note C                      148,637
     Foreign Capital Gains Tax                                          (51,101)
                                                                  -------------
   Net Realized and Unrealized Loss on
     Investments and Foreign Currencies                            (174,434,794)
                                                                  -------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                          $(173,491,055)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Statement of Changes in Net Assets

                                                                    Year Ended December 31,
                                                                      2000            1999
                                                                 -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                       $     943,739   $   2,932,227
     Net realized gain on investments and foreign currency
       related transactions                                        134,164,937      76,071,155
     Net change in unrealized appreciation/(depreciation)
       of investments and translation of other assets and
       liabilities denominated in foreign currencies              (308,599,731)    183,327,012
                                                                 -------------   -------------
       Net Increase/(Decrease) in Net Assets from Operations      (173,491,055)    262,330,394
                                                                 -------------   -------------

   Dividends and Distributions to Shareholders from:

     Net investment income                                                  --      (2,932,227)
     Distributions in excess of net investment income                       --        (349,444)
     Net realized gain on investments                             (148,774,676)    (64,946,896)
                                                                 -------------   -------------
       Total Dividends and Distributions to Shareholders          (148,774,676)    (68,228,567)
                                                                 -------------   -------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital share
       transactions -- Note E                                      (40,993,739)     59,152,053
                                                                 -------------   -------------
   Net Increase/(Decrease) in Net Assets                          (363,259,470)    253,253,880

NET ASSETS:
Beginning of year                                                  933,543,942     680,290,062
                                                                 -------------   -------------
End of year*                                                     $ 570,284,472   $ 933,543,942
                                                                 =============   =============

* Includes distributions in excess of net investment income of:  $  (2,587,961)  $  (2,497,259)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                     Year Ended December 31,
                                                   ---------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                   ---------------------------------------------------------
Net asset value,
   beginning of year ..........................    $  26.78    $  20.92    $  18.27    $  17.26    $  15.37
                                                   --------    --------    --------    --------    --------
Income from investment
   operations:
   Net investment income ......................        0.03        0.10        0.13        0.15        0.15
   Net realized and unrealized gain/
      (loss) on investments and translation of
      other assets and liabilities denominated
      in foreign currency .....................       (5.39)       7.86        3.73        1.91        2.21
                                                   --------    --------    --------    --------    --------
   Net increase/(decrease) from investment
      operations ..............................       (5.36)       7.96        3.86        2.06        2.36
                                                   --------    --------    --------    --------    --------

Dividends and Distributions
   to Shareholders from:
   Net investment income ......................          --       (0.09)      (0.11)      (0.15)      (0.14)
   Distributions in excess of net
      investment income .......................          --       (0.01)      (0.01)      (0.15)      (0.10)
   Net realized gain on investments and
      foreign currency related transactions ...       (5.18)      (2.00)      (1.09)      (0.75)      (0.23)
                                                   --------    --------    --------    --------    --------
   Total dividends and distributions ..........       (5.18)      (2.10)      (1.21)      (1.05)      (0.47)
                                                   --------    --------    --------    --------    --------

Net asset value, end of year ..................    $  16.24    $  26.78    $  20.92    $  18.27    $  17.26
                                                   --------    --------    --------    --------    --------

Total return* .................................      (20.00)%     39.11%      21.17%      11.93%      15.41%
                                                   --------    --------    --------    --------    --------
Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) .........................    $570,284    $933,544    $680,290    $534,711    $456,203
   Ratio of expenses to
      average net assets ......................        0.97%       0.96%       0.98%       0.97%       0.98%
   Ratio of net investment
      income to average net assets ............        0.12%       0.40%       0.55%       0.74%       0.94%
   Portfolio turnover
      rate ....................................          55%         52%         47%         51%         38%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Common Stocks  -- 94.5%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Argentina -- 0.8%
   Merchandising-Food -- 0.8%
          56,500  Imp. Y Exp. Patagonia                             $    452,724
--------------------------------------------------------------------------------
Brazil -- 8.2%
   Financial-Banks -- 1.2%
       3,200,000  Banco Itau S.A.                                        303,590
          14,400  Unibanco GDR*                                          423,900
   Food, Beverage and Tobacco -- 1.5%
          23,720  Comp. Brasileiras de Dist. ADR                         865,780
   Oil and Gas Services -- 1.5%
          34,731  Petroleo Brasileiro S.A. ADR*                          876,958
   Paper and Forest Products -- 0.5%
          21,116  Votorantim Celulose e Papel S.A.
                    ADR                                                  294,304
   Real Estate Investment Trust -- 0.4%
          18,100  Brazil Realty S.A. GDR                                 263,610
   Telecommunications -- 2.0%
           3,000  Brasil Telecom. Participacoes S.A.                          34
      42,000,000  Embratel Participacoes S.A.                            484,831
          29,714  Telecom. Norte Leste Participacoes
                    ADR                                                  677,851
           1,001  Telecom. Sudeste Celular
                    Participacoes S.A.                                        10
   Textile-Apparel and Production -- 0.6%
         136,800  Confeccoes Guararapes S.A.                             354,277
   Utilities-Electric and Water -- 0.5%
          19,541  Comp. Energetica de Minas ADR                          288,230
                                                                    ------------
                                                                       4,833,375
--------------------------------------------------------------------------------
Chile -- 2.5%
   Construction and Mining -- 1.0%
          87,000  Antofagasta Hldgs.                                     575,653
   Financial-Banks -- 0.8%
          31,000  Banco Santander Chile ADR*                             468,875
   Merchandising-Supermarkets -- 0.3%
          11,800  Distribucion Y Servicio ADR                            205,763
   Mutual Funds -- 0.4%
           8,930  Genesis Chile Fund *                                   245,575
                                                                    ------------
                                                                       1,495,866
--------------------------------------------------------------------------------
Egypt -- 1.0%
   Food, Beverage and Tobacco -- 1.0%
          45,000  Al Ahram Beverages Co. S.A.E. GDR*                     580,500
--------------------------------------------------------------------------------
Greece -- 1.9%
   Financial-Banks -- 0.7%
          11,300  Alpha Bank                                             390,777
   Telecommunications -- 1.2%
          25,800  Hellenic Telecom. Organization S.A.
                    (OTE)                                                384,969
          45,300  Panafon Hellenic Telecom. S.A.                         332,037
                                                                    ------------
                                                                       1,107,783
--------------------------------------------------------------------------------
Hong Kong -- 11.6%
   Chemicals-Major -- 0.8%
       1,918,000  Greencool Technology Hldgs. Ltd.                       454,928
   Computer Systems -- 1.6%
       1,448,000  Legend Hldgs. Limited                                  909,676
   Electrical Equipment -- 0.9%
       3,300,000  Yixing Xinwei Hldgs. Ltd.                              524,636
   Financial-Banks -- 1.7%
         334,000  Guoco Group                                            995,615
   Merchandising-Special -- 1.3%
         750,000  China Everbright                                       774,068
   Real Estate Investment Trust -- 2.5%
         636,000  China Resources Enterprises                            811,339
         480,000  Kerry Pptys. Ltd. *                                    646,179
   Telecommunications -- 2.8%
          20,300  China Mobile (Hong Kong) Ltd. ADR*                     550,637
         204,000  China Mobile Limited *                               1,114,197
                                                                    ------------
                                                                       6,781,275
--------------------------------------------------------------------------------
Hungary -- 3.5%
   Financial-Banks -- 1.6%
          16,000  OTP Bank                                               899,945
   Pharmaceuticals -- 1.5%
          14,960  Richter Gedeon VEG                                     884,981
   Telecommunications -- 0.4%
          59,420  Matav RT                                               247,342
                                                                    ------------
                                                                       2,032,268
--------------------------------------------------------------------------------
India -- 5.6%
   Computer Software -- 5.6%
         100,000  Aptech Ltd. GDR*                                       385,000
          36,000  Hughes Software Systems *                              648,586
          15,000  Infosys Technology Ltd.                              1,833,403
          58,500  Satyam Computer Svcs. Ltd.                             405,101
                                                                    ------------
                                                                       3,272,090
--------------------------------------------------------------------------------
Indonesia -- 1.1%
   Food, Beverage and Tobacco -- 0.7%
         275,000  PT Gudang Garam Tbk                                    369,509
   Oil and Gas Producing -- 0.4%
          27,000  Gulf Indonesia Resources Ltd. *                        251,438
                                                                    ------------
                                                                         620,947
--------------------------------------------------------------------------------
Israel -- 4.5%
   Computer Software -- 2.5%
          11,000  Check Point Software Technologies
                    Ltd. *                                             1,469,187
   Conglomerates -- 0.7%
          41,000  Clal Industries *                                      384,296
   Drugs and Hospitals -- 1.3%
          10,500  Teva Pharmaceutical Inds. Ltd. ADR                     769,125
                                                                    ------------
                                                                       2,622,608
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Malaysia -- 2.3%
   Financial-Banks -- 1.1%
         180,000  Malayan Banking Berhad                            $    639,474
   Telecommunications -- 1.2%
       1,160,000  Technology Resources Inds. Berhad *                    705,158
                                                                    ------------
                                                                       1,344,632
--------------------------------------------------------------------------------
Mexico -- 14.1%
   Business Services -- 0.6%
          20,700  Grupo Aeroportuario del Sureste
                    S.A. de C.V. ADR*                                    344,137
   Conglomerates -- 0.6%
          11,200  Fomento Economico Mexicano ADR                         334,600
   Construction and Mining -- 1.7%
          39,018  Cemex S.A. de C.V. ADR                                 704,763
         231,600  Consorico Ara S.A. de C.V. *                           274,596
   Financial-Banks -- 1.3%
         480,000  Grupo Fin. Banamex
                    Accival S.A. de CV *                                 788,768
   Financial-Other -- 0.5%
         201,400  Grupo Financiero Banorte *                             272,304
   Food, Beverage and Tobacco -- 0.6%
         126,736  Grupo Modelo S.A. *                                    336,117
   Media and Entertainment -- 1.9%
         153,545  Corp. Interamericana
                    Entretenimiento *                                    630,788
          10,600  Grupo Television S.A. de C.V. ADR*                     476,338
   Merchandising-Department Stores -- 0.6%
          44,300  Grupo Elektra S.A. de C.V. GDR                         365,475
   Merchandising-Mass -- 1.0%
         296,700  Walmart de Mexico *                                    589,388
   Metals-Miscellaneous -- 1.1%
          46,900  Tubos de Acero                                         669,477
   Paper and Forest Products -- 0.9%
         202,000  Kimberly Clark Mexico                                  558,835
   Telecommunications -- 3.3%
         258,000  Grupo Carso Global Telecom. *                          493,729
          32,400  Telefonos de Mexico S.A. ADR                         1,462,050
                                                                    ------------
                                                                       8,301,365
--------------------------------------------------------------------------------
Panama -- 0.8%
   Financial-Banks -- 0.8%
          13,800  Banco Latinoamericano de
                    Exportaciones S.A.                                   476,962
--------------------------------------------------------------------------------
People's Republic of China -- 2.0%
   Oil-Integrated-International -- 0.9%
       3,000,000  PetroChina Co. Limited *                               500,019
   Transportation-Miscellaneous -- 1.1%
       5,400,000  Guangshen Railway Co. Ltd. *                           671,564
                                                                    ------------
                                                                       1,171,583
--------------------------------------------------------------------------------
Poland -- 1.1%
   Broadcasting and Publishing -- 0.7%
          19,185  Agora S.A. *                                           394,610
   Financial-Banks -- 0.4%
          17,400  Bk Polska Kasa Opieki Grupa *                          263,158
                                                                    ------------
                                                                         657,768
--------------------------------------------------------------------------------
Russia -- 1.4%
   Oil-Integrated-International -- 1.4%
          18,100  Lukoil Hldg. ADR*                                      647,075
          18,900  Surgutneftegaz ADR*                                    198,639
                                                                    ------------
                                                                         845,714
--------------------------------------------------------------------------------
South Africa -- 8.0%
   Construction and Mining -- 1.2%
         231,000  Anglovaal Mining Ltd. *                                702,128
   Gold Mining -- 2.4%
         300,000  Harmony Gold Mining Co. Ltd. *                       1,395,533
   Metals-Miscellaneous -- 2.0%
         553,803  Northam Platinum                                     1,149,030
   Oil-Integrated-International -- 2.4%
         220,000  Sasol Ltd. *                                         1,423,153
                                                                    ------------
                                                                       4,669,844
--------------------------------------------------------------------------------
South Korea -- 11.0%
   Construction and Mining -- 0.8%
          25,797  Tae Young Corp.                                        458,840
   Electrical Equipment -- 3.7%
          58,699  Sam Hwa Electronics Co.                                487,225
           4,400  Samsung Electronics                                    549,565
          16,000  Samsung Electronics Ltd. GDR+*                       1,144,000
   Financial-Banks -- 1.1%
          52,816  Kookmin Bank GDR+                                      661,520
   Financial-Other -- 1.8%
         285,000  Good Morning Securities Co. *                          705,178
          39,000  Shinyoung Securities Co. Ltd. *                        354,545
   Manufacturing -- 0.8%
          10,000  Hankuk Electric Glass Co. Ltd. *                       462,451
   Merchandising-Department Stores -- 1.2%
         130,000  Hyundai dept. Store Co. Ltd. *                         688,538
   Metals-Steel -- 0.6%
          70,000  Poongsan Corp. *                                       367,984
   Oil and Gas Producing -- 1.0%
          55,000  Sk Corp. *                                             604,348
                                                                    ------------
                                                                       6,484,194
--------------------------------------------------------------------------------
Taiwan -- 5.4%
   Electronics and Instruments -- 3.0%
         363,000  Action Technology Corp.*                               349,629
         191,100  Hon Hai Precision                                      969,348
          78,000  Via Technologies, Inc. *                               421,558

                       See notes to financial statements.

* Non-income producing security.                 + Rule 144A restricted security

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
   Financial-Banks -- 0.0%
             111  Int'l. Commercial Bank of China                   $         80
   Semiconductors-Equipment -- 0.1%
          10,000  Acer Comm. & Multimedia, Inc. GDR*                      48,000
   Transportation-Miscellaneous -- 2.3%
         106,720  Evergreen Marine Corp. GDR*                            805,736
         135,000  Yang Ming Marine Transport GDR*                        560,250
                                                                    ------------
                                                                       3,154,601
--------------------------------------------------------------------------------
Thailand -- 3.8%
   Financial-Banks -- 1.5%
       1,750,000  Siam Commercial Bank *                                 866,935
   Real Estate Investment Trust -- 0.3%
       1,523,300  Golden Land Ppty. *                                    157,946
   Telecommunications -- 2.0%
         450,400  Total Access Comm. Public Co. *                      1,211,576
                                                                    ------------
                                                                       2,236,457
--------------------------------------------------------------------------------
Turkey -- 3.2%
   Broadcasting and Publishing -- 1.0%
      41,129,000  Dogan Yayin Hldg. A.S. *                               285,320
      47,617,000  Hurriyet Gazetecilik ve Matbaacilik A.S. *             287,705
   Financial-Banks -- 1.3%
         131,600  Haci Omer Sabanci Hldgs. S.A. ADR                      276,360
      90,628,000  Yapi ve Kredi Bankasi A.S. *                           466,458
   Manufacturing -- 0.9%
      31,600,000  Arcelik A.S.                                           542,145
                                                                    ------------
                                                                       1,857,988
--------------------------------------------------------------------------------
Venezuela -- 0.7%
   Telecommunications -- 0.7%
          21,000  Comp. Anonima Nacional Telefonos de
                    Venezuela ADR                                        397,687
--------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $58,890,767)                                55,398,231
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 3.9%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
           6,618  Brasil Telecom. Participacoes S.A.
                    ADR                                             $    390,462
          10,400  Comp. Vale do Rio Doce                                 253,226
          94,000  Confeccoes Guararapes S.A.                             195,231
         533,893  Itausa-Investimentos Itau S.A.                         528,417
          26,300  Petroleo Brasileiro S.A. ADR                           606,544
          11,200  Telesp Celular Participacoes ADR                       302,400
--------------------------------------------------------------------------------
                  Total Preferred Stocks
                    (Cost $2,157,396)                                  2,276,280
--------------------------------------------------------------------------------
Total Investments -- 98.4%
   (Cost $61,048,163)                                                 57,674,511
Cash, Receivables and Other Assets
   Less Liabilities -- 1.6%                                              961,756
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $ 58,636,267
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of terms:

  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.
                                  -

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at market (cost $61,048,163)                       $ 57,674,511
   Foreign currency (cost $1,495,313)                                 1,483,737
   Dividends receivable                                                 157,012
   Receivable for fund shares sold                                        7,743
   Dividend reclaims receivable                                             422
   Other assets                                                             325
                                                                   ------------
     Total Assets                                                    59,323,750
                                                                   ------------

LIABILITIES
   Due to custodian                                                     100,916
   Accrued foreign capital gains tax                                    468,380
   Accrued expenses                                                      51,890
   Payable for fund shares redeemed                                      16,085
   Due to affiliates                                                     50,212
                                                                   ------------
     Total Liabilities                                                  687,483
                                                                   ------------
     Net Assets                                                    $ 58,636,267
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $    649,968
   Additional paid-in capital                                        63,892,786
   Distributions in excess of net investment income                    (491,053)
   Accumulated net realized loss on investments
     and foreign currency related transactions                       (2,011,872)
   Net unrealized depreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                   (3,403,562)
                                                                   ------------
     Net Assets                                                    $ 58,636,267
                                                                   ============

Shares Outstanding -- $0.10 par value                                 6,499,680
                                                                   ============

Net Asset Value Per Share                                          $       9.02
                                                                   ============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Interest                                                        $     89,025
   Dividends                                                            967,411
   Less: Foreign tax withheld                                           (74,612)
                                                                   ------------
     Total Income                                                       981,824
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                 850,256
     Custodian fees                                                     265,409
     Audit fees                                                          24,000
     Printing expense                                                    14,999
     Directors' fees -- Note B                                           12,500
     Registration fees                                                    2,000
     Legal fees                                                           1,020
     Loan commitment fees -- Note F                                         692
     Insurance expense                                                      181
     Other                                                                  700
                                                                   ------------
       Total Expenses                                                 1,171,757
                                                                   ------------

   Net Investment Loss                                                 (189,933)
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN
     CURRENCIES -- NOTE C
     Net realized gain on investments -- Note A                       9,599,770
     Net realized loss on foreign currency related
       transactions -- Note A                                          (205,178)
     Net change in unrealized appreciation of
       investments -- Note C                                        (33,342,868)
     Net change in unrealized depreciation from
       translation of other assets and liabilities
       denominated in foreign currencies -- Note C                      (22,483)
     Foreign Capital Gains Tax                                         (556,512)
                                                                   ------------
   Net Realized and Unrealized Loss on
     Investments and Foreign Currencies                             (24,527,271)
                                                                   ------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                           $(24,717,204)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Statement of Changes in Net assets

                                                                   Year Ended December 31,
                                                                     2000           1999
                                                                 ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income/(loss)                                $   (189,933)  $     72,405
     Net realized gain on investments and foreign
       currency related transactions                                8,838,080      2,737,439
     Net change in unrealized appreciation/(depreciation)
       of investments and translation of other assets and
       liabilities denominated in foreign currencies              (33,365,351)    34,296,056
                                                                 ------------   ------------
       Net Increase/(Decrease) in Net Assets from Operations      (24,717,204)    37,105,900
                                                                 ------------   ------------

   Distributions to Shareholders from:
     Net realized gain on investments                              (1,102,212)            --
                                                                 ------------   ------------
       Total Distributions to Shareholders                         (1,102,212)            --
                                                                 ------------   ------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital
       share transactions -- Note E                                (7,800,741)     4,486,963
                                                                 ------------   ------------
   Net Increase/(Decrease) in Net Assets                          (33,620,157)    41,592,863

NET ASSETS:
Beginning of year                                                  92,256,424     50,663,561
                                                                 ------------   ------------
End of year*                                                     $ 58,636,267   $ 92,256,424
                                                                 ============   ============

* Includes distributions in excess of net investment income of:  $   (491,053)  $ (1,236,713)

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                Year Ended December 31,
                                                  ---------------------------------------------------
                                                     2000       1999      1998       1997       1996
                                                  ---------------------------------------------------
Net asset value,
   beginning of year ...........................  $ 12.73    $  7.39   $ 10.17    $ 10.54    $  8.46
                                                  -------    -------   -------    -------    -------
Income from investment
   operations:
   Net investment income/(loss) ................    (0.04)      0.01      0.09       0.09       0.07
   Net realized and unrealized gain/
      (loss) on investments and translation of
      other assets and liabilities denominated
      in foreign currency ......................    (3.50)      5.33     (2.81)      0.12       2.01
                                                  -------    -------   -------    -------    -------
   Net increase/(decrease) from investment
      operations ...............................    (3.54)      5.34     (2.72)      0.21       2.08
                                                  -------    -------   -------    -------    -------

Dividends and Distributions
   to Shareholders from:
   Net investment income .......................       --         --        --      (0.06)        --
   Net realized gain on investments and
      foreign currency related transactions ....    (0.17)        --        --      (0.33)        --
   In excess of net realized gain on investments       --         --        --      (0.19)        --
   Tax return of capital .......................       --         --     (0.06)        --         --
                                                  -------    -------   -------    -------    -------
   Total dividends and distributions ...........    (0.17)        --     (0.06)     (0.58)        --
                                                  -------    -------   -------    -------    -------

Net asset value, end of year ...................  $  9.02    $ 12.73   $  7.39    $ 10.17    $ 10.54
                                                  -------    -------   -------    -------    -------

Total return* ..................................   (27.81)%    72.26%   (26.77)%     1.97%     24.59%
                                                  -------    -------   -------    -------    -------
Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ..........................  $58,636    $92,256   $50,664    $87,014    $67,062
   Ratio of expenses to
      average net assets .......................     1.38%      1.44%     1.49%      1.40%      1.53%
   Ratio of net investment
      income/(loss) to average net assets ......    (0.22)%     0.12%     1.16%      0.76%      0.85%
   Portfolio turnover
      rate .....................................       95%        96%       69%        64%        46%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Schedule of Investments
December 31, 2000

-------------------------------------------------------------------------------
Common Stocks  -- 92.7%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
        23,800    Newport News Shipbuilding, Inc.                  $  1,237,600
        20,000    Precision Castparts Corp. *                           841,250
                                                                   ------------
                                                                      2,078,850
-------------------------------------------------------------------------------
Air Transportation -- 1.0%
        58,000    Frontier Airlines, Inc. *                           1,794,375
        36,600    Skywest, Inc.                                       1,052,250
                                                                   ------------
                                                                      2,846,625
-------------------------------------------------------------------------------
Biotechnology -- 3.6%
        22,000    Albany Molecular Research, Inc. *                   1,355,750
        18,100    Celgene Corp. *                                       588,250
        23,200    Enzon, Inc. *                                       1,439,850
        96,800    Genomic Solutions, Inc. *                             738,100
        14,600    Human Genome Sciences, Inc. *                       1,011,963
        18,700    Millennium Pharmaceuticals, Inc. *                  1,157,062
        41,100    NeoPharm, Inc. *                                    1,556,662
        33,000    PRAECIS Pharmaceuticals, Inc. *                       965,250
        11,100    Protein Design Labs, Inc. *                           964,313
         8,200    Sepracor, Inc. *                                      657,025
                                                                   ------------
                                                                     10,434,225
-------------------------------------------------------------------------------
Broadcasting and Publishing -- 3.0%
       100,500    Charter Comm., Inc. *                               2,280,094
        92,000    Cox Radio, Inc. *                                   2,075,750
        40,000    Entercom Comm. Corp. *                              1,377,500
        87,000    Entravision Comm. Corp. *                           1,598,625
        79,000    Mediacom Comm. Corp. *                              1,357,812
                                                                   ------------
                                                                      8,689,781
-------------------------------------------------------------------------------
Building Materials and Homebuilders -- 1.4%
        29,103    D.R. Horton, Inc.                                     711,205
        35,900    Lennar Corp.                                        1,301,375
        25,200    Pulte Corp.                                         1,063,125
        26,200    Toll Brothers, Inc. *                               1,070,925
                                                                   ------------
                                                                      4,146,630
-------------------------------------------------------------------------------
Chemicals-Major -- 0.5%
        29,664    Cabot Microelectronics Corp. *                      1,540,674
-------------------------------------------------------------------------------
Chemicals-Miscellaneous -- 0.6%
        38,200    Lubrizol Corp.                                        983,650
        19,800    Symyx Technologies, Inc. *                            712,800
                                                                   ------------
                                                                      1,696,450
-------------------------------------------------------------------------------
Coal -- 0.7%
        74,900    Arch Coal, Inc. *                                   1,057,963
        38,600    CONSOL Energy, Inc. *                               1,078,387
                                                                   ------------
                                                                      2,136,350
-------------------------------------------------------------------------------
Computer Software -- 5.0%
        15,600    BEA Systems, Inc. *                                 1,050,075
        12,500    Cerner Corp. *                                        578,125
        30,000    Informatica Corp. *                                 1,186,875
        19,300    Interwoven, Inc. *                                  1,272,593
        19,500    Macromedia, Inc. *                                  1,184,625
        17,000    Manhattan Associates, Inc. *                          724,625
        38,000    Manugistics Group, Inc. *                           2,166,000
        50,000    Mentor Graphics Corp. *                             1,371,875
        12,200    Mercury Interactive Corp. *                         1,101,050
        18,000    Micromuse, Inc. *                                   1,086,469
        12,000    Nuance Comm., Inc. *                                  517,500
        45,500    Selectica, Inc. *                                   1,100,531
        20,300    SpeechWorks Int'l., Inc. *                            995,969
                                                                   ------------
                                                                     14,336,312
-------------------------------------------------------------------------------
Computer Systems -- 5.3%
        50,000    Computer Access Technology Corp. *                    512,500
        39,000    Emulex Corp. *                                      3,117,562
        51,400    Finisar Corp. *                                     1,490,600
        35,400    Henry Jack & Associates, Inc.                       2,199,225
        32,100    INRANGE Technologies Corp. *                          543,694
        28,000    JNI Corp. *                                           635,250
        41,500    M-Systems Flash Disk Pioneers Ltd. *                  578,406
        28,800    Network Appliance, Inc. *                           1,848,600
        21,800    NVIDIA Corp. *                                        714,291
        34,800    QLogic Corp. *                                      2,679,600
        26,400    WatchGuard Technologies, Inc. *                       834,900
                                                                   ------------
                                                                     15,154,628
-------------------------------------------------------------------------------
Drugs and Hospitals -- 14.7%
        25,300    Accredo Health, Inc. *                              1,269,744
        23,400    Allergan, Inc.                                      2,265,412
        23,200    Andrx Group *                                       1,342,700
        27,200    Barr Laboratories, Inc. *                           1,983,900
        46,800    Biovail Corp. *                                     1,817,712
        42,000    Community Health Systems, Inc. *                    1,470,000
        35,100    First Health Group Corp. *                          1,634,344
       122,400    Health Management Associates, Inc. *                2,539,800
        40,900    ICN Pharmaceuticals, Inc.                           1,255,119
        10,400    IDEC Pharmaceuticals Corp. *                        1,971,450
        75,500    IVAX Corp. *                                        2,891,650
        66,050    K-V Pharmaceutical Co. *                            1,651,250
        75,925    King Pharmaceuticals, Inc. *                        3,924,373
         8,500    Laboratory Corp. of America Hldgs. *                1,496,000
        28,400    Medicis Pharmaceutical Corp. *                      1,679,150

--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

        44,000    Mylan Laboratories, Inc.                         $  1,108,250
        44,100    Noven Pharmaceuticals, Inc. *                       1,648,238
        32,200    Oxford Health Plans, Inc. *                         1,271,900
        39,450    Province Healthcare Co. *                           1,553,344
        38,000    Tenet Healthcare Corp.                              1,688,625
        36,600    Teva Pharmaceutical Inds. Ltd. ADR                  2,680,950
        16,900    Trigon Healthcare, Inc. *                           1,315,031
        17,700    Universal Health Services, Inc. *                   1,977,975
                                                                   ------------
                                                                     42,436,917
-------------------------------------------------------------------------------
Electrical Equipment -- 3.1%
        33,800    APW Ltd. *                                          1,140,750
        43,500    DDi Corp. *                                         1,185,375
        77,832    Flextronics Int'l. Ltd. *                           2,218,212
        86,300    Pemstar, Inc. *                                       760,519
        50,600    Plexus Corp. *                                      1,537,765
        56,000    SMTC Corp. *                                          763,000
        84,500    TTM Technologies, Inc. *                            1,198,844
                                                                   ------------
                                                                      8,804,465
-------------------------------------------------------------------------------
Electronics and Instruments -- 0.6%
        48,000    Tektronix, Inc. *                                   1,617,000
-------------------------------------------------------------------------------
Electronics-Semiconductors -- 0.5%
        27,000    Elantec Semiconductor, Inc. *                         749,250
        22,500    Integrated Device Technology, Inc. *                  745,313
                                                                   ------------
                                                                      1,494,563
-------------------------------------------------------------------------------
Energy-Miscellaneous -- 0.7%
        40,500    Caminus Corp. *                                       941,625
        31,000    Valero Energy Corp. *                               1,152,813
                                                                   ------------
                                                                      2,094,438
-------------------------------------------------------------------------------
Entertainment and Leisure -- 0.2%
        29,000    Argosy Gaming Co. *                                   556,438
-------------------------------------------------------------------------------
Financial-Banks -- 4.0%
        31,290    Commerce Bancorp, Inc.                              2,139,454
        11,900    Corus Bankshares, Inc.                                588,864
        43,700    Mercantile Bankshares Corp.                         1,887,294
        68,800    North Fork Bancorp., Inc.                           1,689,900
        48,000    Silicon Valley Bancshares *                         1,659,000
        40,300    TCF Financial Corp.                                 1,795,869
        25,100    UCBH Hldgs., Inc.                                   1,170,287
        44,300    Wintrust Financial Corp.                              706,031
                                                                   ------------
                                                                     11,636,699
-------------------------------------------------------------------------------
Financial-Other -- 5.2%
        19,700    Affiliated Managers Group, Inc. *                   1,081,037
        49,800    AmeriCredit Corp. *                                 1,357,050
        37,400    BlackRock, Inc. *                                   1,570,800
        44,000    Countrywide Credit Industries, Inc.                 2,211,000
        34,300    InterCept Group, Inc. *                               915,381
        30,000    LaBranche & Co., Inc. *                               916,875
        28,500    Legg Mason, Inc.                                    1,553,250
        18,200    Metris Cos., Inc.                                     478,888
        44,600    Raymond James Financial, Inc.                       1,555,425
        17,000    SEI Investments Co. *                               1,904,000
        34,400    Waddell & Reed Financial, Inc.                      1,294,300
                                                                   ------------
                                                                     14,838,006
-------------------------------------------------------------------------------
Financial-Thrift -- 4.6%
        32,400    Astoria Financial Corp.                             1,759,725
        24,500    Bank United Corp.                                   1,670,593
        55,500    Dime Bancorp, Inc.                                  1,640,719
        16,200    Downey Financial Corp. *                              891,000
        32,300    FirstFed Financial Corp. *                          1,043,694
        72,400    Golden State Bancorp, Inc.                          2,276,075
        30,300    Golden West Financial Corp.                         2,045,250
        52,600    New York Community Bancorp, Inc.                    1,933,050
                                                                   ------------
                                                                     13,260,106
-------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 1.9%
        13,000    Adolph Coors Co.                                    1,044,063
        38,000    McCormick & Co., Inc.                               1,370,375
        30,000    Suiza Foods Corp. *                                 1,440,000
        31,500    The Robert Mondavi Corp. *                          1,704,937
                                                                   ------------
                                                                      5,559,375
-------------------------------------------------------------------------------
Footwear -- 0.9%
        33,000    Genesco, Inc. *                                       806,438
        10,200    Payless ShoeSource, Inc. *                            721,650
        14,000    The Timberland Co. *                                  936,250
                                                                   ------------
                                                                      2,464,338
-------------------------------------------------------------------------------
Hospital Supplies -- 1.3%
        26,900    Cytyc Corp. *                                       1,682,931
        14,600    Diagnostic Products Corp. *                           797,525
        16,600    Waters Corp. *                                      1,386,100
                                                                   ------------
                                                                      3,866,556
-------------------------------------------------------------------------------
Insurance -- 4.3%
        20,800    Allmerica Financial Corp.                           1,508,000
        15,400    Everest Re Group, Ltd. *                            1,103,025
        30,800    Old Republic Int'l. Corp.                             985,600
        30,400    PartnerRe Ltd.                                      1,854,400
        51,400    Reinsurance Group of America, Inc.                  1,824,700
        17,800    RenaissanceRe Hldgs. Ltd.                           1,393,962
        21,700    StanCorp Financial Group, Inc. *                    1,036,175
        22,900    The PMI Group, Inc.                                 1,550,044
        38,000    Triad Guaranty, Inc. *                              1,258,750
                                                                   ------------
                                                                     12,514,656
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------

Merchandising-Drugs -- 1.2%
        44,000    AmeriSource Health Corp. *                       $  2,222,000
        13,000    Express Scripts, Inc. *                             1,329,250
                                                                   ------------
                                                                      3,551,250
-------------------------------------------------------------------------------
Merchandising-Food -- 1.1%
        33,000    Performance Food Group Co. *                        1,691,766
        22,000    Whole Foods Market, Inc. *                          1,344,750
                                                                   ------------
                                                                      3,036,516
-------------------------------------------------------------------------------
Merchandising-Special -- 2.4%
        53,000    BJ's Wholesale Club, Inc. *                         2,033,875
        79,500    Coach, Inc. *                                       2,285,625
        40,000    Oakley, Inc. *                                        540,000
        50,200    United Stationers, Inc. *                           1,204,800
        55,000    Venator Group, Inc. *                                 852,500
                                                                   ------------
                                                                      6,916,800
-------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 2.9%
        28,000    ADVO, Inc. *                                        1,242,500
        23,000    Amphenol Corp. *                                      901,313
        29,100    Mettler-Toledo Int'l., Inc. *                       1,582,312
        24,600    Millipore Corp.                                     1,549,800
        14,700    PerkinElmer, Inc.                                   1,543,500
        41,700    Varian, Inc. *                                      1,412,587
                                                                   ------------
                                                                      8,232,012
-------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Cyclical -- 0.5%
        94,500    Dal-Tile Int'l., Inc. *                             1,340,719
-------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 1.7%
        31,800    DeVry, Inc. *                                       1,200,450
        46,700    Education Management Corp. *                        1,669,525
        25,600    Lamar Advertising Co. *                               988,000
        48,600    Sunrise Assisted Living, Inc. *                     1,184,698
                                                                   ------------
                                                                      5,042,673
-------------------------------------------------------------------------------
Oil and Gas Producing -- 2.5%
        34,800    Burlington Resources, Inc.                          1,757,400
        30,000    Cross Timbers Oil Co.                                 832,500
        31,600    Louis Dreyfus Natural Gas Corp. *                   1,447,675
        27,500    Newfield Exploration Co. *                          1,304,531
        17,000    Noble Affiliates, Inc. *                              782,000
        15,700    Stone Energy Corp. *                                1,013,435
                                                                   ------------
                                                                      7,137,541
-------------------------------------------------------------------------------
Oil and Gas Services -- 2.5%
        17,200    B.J. Svcs. Co. *                                    1,184,650
        28,900    Santa Fe Int'l. Corp.                                 926,606
        13,000    Smith Int'l., Inc. *                                  969,313
        41,400    Veritas DGC, Inc. *                                 1,337,220
        65,000    W-H Energy Services, Inc. *                         1,279,687
        28,900    Weatherford Int'l., Inc. *                          1,365,525
                                                                   ------------
                                                                      7,063,001
-------------------------------------------------------------------------------
Restaurants -- 1.1%
        30,500    Brinker Int'l., Inc. *                              1,288,625
        33,000    California Pizza Kitchen, Inc. *                      932,250
        54,000    Ruby Tuesday, Inc. *                                  823,500
                                                                   ------------
                                                                      3,044,375
-------------------------------------------------------------------------------
Semiconductors-Communications -- 4.3%
        50,760    Applied Micro Circuits Corp. *                      3,809,379
        23,100    Centillium Comm., Inc. *                              513,975
        58,000    Cirrus Logic, Inc. *                                1,087,500
        39,900    Exar Corp. *                                        1,236,277
        69,600    Galileo Technology Ltd. *                             939,600
         9,900    GlobeSpan, Inc. *                                     272,250
        41,400    Metalink Ltd. *                                       398,475
        26,300    Micrel, Inc. *                                        885,981
        29,000    Semtech Corp. *                                       639,813
        54,900    TranSwitch Corp. *                                  2,147,962
        31,800    WJ Comm., Inc. *                                      453,150
                                                                   ------------
                                                                     12,384,362
-------------------------------------------------------------------------------
Telecommunications-Equipment -- 2.5%
        24,800    Crown Castle Int'l. Corp. *                           671,150
        18,100    EXFO Electro-Optical Engr., Inc. *                    472,863
        50,700    Ixia *                                              1,159,762
        33,300    Lexent, Inc. *                                        570,263
        11,700    Newport Corp.                                         919,730
        12,800    ONI Systems Corp. *                                   506,400
        41,000    Oplink Comm., Inc. *                                  740,562
        26,200    Scientific Atlanta, Inc.                              853,137
         8,100    SDL, Inc. *                                         1,200,319
                                                                   ------------
                                                                      7,094,186
-------------------------------------------------------------------------------
Telecommunications-Specialty -- 0.7%
        26,900    Critical Path, Inc. *                                 827,175
        54,400    Exodus Comm., Inc. *                                1,088,000
                                                                   ------------
                                                                      1,915,175
-------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.4%
        63,600    UTi Worldwide, Inc. *                               1,279,950
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 4.3%
        53,200    Calpine Corp. *                                     2,397,325
        14,600    Cleco Corp. *                                         799,350
        50,500    CMS Energy Corp.                                    1,600,219
        19,100    IDACORP, Inc. *                                       937,094
        51,100    NRG Energy, Inc. *                                  1,421,219
        22,200    Pinnacle West Capital Corp. *                       1,057,275
        57,000    Southern Energy, Inc. *                             1,613,812
        44,500    TECO Energy, Inc.                                   1,440,687
        36,900    UtiliCorp United, Inc. *                            1,143,900
                                                                   ------------
                                                                     12,410,881
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

Utilities-Gas and Pipeline -- 0.8%
        49,600    Atmos Energy Corp. *                             $  1,209,000
        15,700    Equitable Resources, Inc.                           1,047,975
                                                                   ------------
                                                                      2,256,975
-------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $212,761,650)                             266,910,498
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement  -- 8.3%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
  $23,897,000     State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/29/2000, maturity
                  value $23,914,073 at 6.43%, due
                  1/2/2001 (1)
                    (Cost $23,897,000)                             $ 23,897,000
-------------------------------------------------------------------------------
Total Investments -- 101.0%                                         290,807,498
  (Cost $236,658,650)
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (1.0)%                                         (2,792,107)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $288,015,391
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at market (cost $236,658,650)                     $ 290,807,498
   Cash                                                                     804
   Receivable for securities sold                                       397,608
   Receivable for fund shares sold                                      124,698
   Dividends receivable                                                  30,482
   Interest receivable                                                   12,805
   Other assets                                                           1,128
                                                                  -------------
     Total Assets                                                   291,375,023
                                                                  -------------

LIABILITIES
   Payable for securities purchased                                   3,125,462
   Accrued expenses                                                      38,798
   Payable for fund shares redeemed                                      19,755
   Due to affiliates                                                    175,617
                                                                  -------------
     Total Liabilities                                                3,359,632
                                                                  -------------
     Net Assets                                                   $ 288,015,391
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   1,804,766
   Additional paid-in capital                                       239,092,022
   Accumulated net realized loss on investments                      (7,030,245)
   Net unrealized appreciation of investments                        54,148,848
                                                                  -------------
     Net Assets                                                   $ 288,015,391
                                                                  =============

Shares Outstanding -- $0.10 par value                                18,047,657
                                                                  -------------

Net Asset Value Per Share                                         $       15.96
                                                                  =============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Interest                                                       $   1,427,141
   Dividends                                                            909,545
   Less: Foreign tax withheld                                            (2,008)
                                                                  -------------
     Total Income                                                     2,334,678
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                               2,265,248
     Custodian fees                                                     112,710
     Printing expense                                                    61,150
     Audit fees                                                          19,500
     Directors' fees -- Note B                                           12,500
     Registration fees                                                    9,001
     Loan commitment fees -- Note F                                       2,137
     Legal fees                                                           1,600
     Insurance expense                                                      559
     Deferred organization expense                                          300
     Other                                                                  700
                                                                  -------------
     Total Expenses                                                   2,485,405
                                                                  -------------

   Net Investment Loss                                                 (150,727)
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
     Net realized gain on investments -- Note A                      14,788,702
     Net change in unrealized appreciation
       of investments -- Note C                                     (28,896,481)
                                                                  -------------
   Net Realized and Unrealized Loss
     on Investments                                                 (14,107,779)
                                                                  -------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                          $ (14,258,506)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                 Year Ended December 31,
                                                                   2000            1999
                                                              -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income/(loss)                             $    (150,727)  $     325,784
     Net realized gain on investments                            14,788,702         684,433
     Net change in unrealized appreciation/(depreciation)
       of investments                                           (28,896,481)     64,256,789
                                                              -------------   -------------
       Net Increase/(Decrease) in Net Assets from Operations    (14,258,506)     65,267,006
                                                              -------------   -------------

   Dividends and Distributions to Shareholders from:

     Net investment income                                               --        (283,666)
     Tax return of capital                                               --         (43,726)
     Net realized gain on investments                           (10,461,832)             --
                                                              -------------   -------------
       Total Dividends and Distributions to Shareholders        (10,461,832)       (327,392)
                                                              -------------   -------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital
       share transactions -- Note E                              54,316,503        (113,289)
                                                              -------------   -------------
   Net Increase in Net Assets                                    29,596,165      64,826,325

NET ASSETS:
Beginning of year                                               258,419,226     193,592,901
                                                              -------------   -------------
End of year                                                   $ 288,015,391   $ 258,419,226
                                                              =============   =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                        Year Ended December 31,       April 2, 1997*
                                                   --------------------------------  to December 31,
                                                     2000        1999        1998         1997
                                                   -------------------------------------------------
Net asset value,
   beginning of period ..........................  $  17.18    $  12.74    $  13.63     $ 10.00
                                                   --------    --------    --------     -------
Income from investment
   operations:

   Net investment income/(loss) .................     (0.01)       0.02        0.01        0.03
   Net realized and unrealized gain/
     (loss) on investments ......................     (0.60)       4.44       (0.79)       3.80
                                                   --------    --------    --------     -------
   Net increase/(decrease) from investment
     operations .................................     (0.61)       4.46       (0.78)       3.83
                                                   --------    --------    --------     -------

Dividends and Distributions
   to Shareholders from:
     Net investment income ......................        --       (0.02)      (0.01)      (0.03)
     Net realized gain on investments ...........     (0.61)         --       (0.10)      (0.17)
                                                   --------    --------    --------     -------
     Total dividends and distributions ..........     (0.61)      (0.02)      (0.11)      (0.20)
                                                   --------    --------    --------     -------

Net asset value, end of period ..................  $  15.96    $  17.18    $  12.74     $ 13.63
                                                   --------    --------    --------     -------

Total return(a) .................................     (3.38)%     35.04%      (5.75)%     38.32%(c)
                                                   --------    --------    --------     -------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ............................  $288,015    $258,419    $193,593     $87,749
   Ratio of expenses to
     average net assets .........................      0.82%       0.83%       0.89%       0.96%(b)
   Ratio of net investment
     income/(loss) to average net assets ........     (0.05)%      0.17%       0.17%       0.48%(b)
   Portfolio turnover
     rate .......................................       128%        100%         59%         22%

*     Commencement of operations
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.
(c)   Not annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2000

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sales price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2000 (Continued)

losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

      In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the BGIF, BGEMF and GSCSF does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Taxes

      Each Fund qualifies and intends to continue to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      At December 31, 2000, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                                               Expiration
                                       Amount                     Date
                                       ------                  ----------
   BGEMF                           $ 10,098,984                   2006
   GSCSF                              9,591,694                   2006
   GSCSF                              1,768,085                   2007

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2000 (Continued)

income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2000, certain Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                                 Accumulated
                                                                net realized
                                                               gain/(loss) on
                                         Undistributed/          investments
                                        (overdistributed)        and foreign
                         Paid-in         net investment       currency related
                         capital             income             transactions
                         -------        -----------------     ----------------

BGIF                           --        $(1,034,441)           $1,034,441
BGEMF                 $(1,737,586)           935,593               801,993
GSCSF                    (150,731)           150,727                     4

------------------------------------------
Note B -- Investment Management Agreements
and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------
Note C - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                       BGIF            BGEMF           GSCSF
                                       ----            -----           -----
Purchases .....................    $419,334,584     $76,868,137    $403,237,809
Proceeds ......................    $604,475,391     $86,466,354    $355,377,850

   The cost of investments owned at December 31, 2000 for federal income tax purposes for BGIF, BGEMF and GSCSF was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 2000 were as follows:

                                                       BGIF           BGEMF           GSCSF
                                                       ----           -----           -----
Gross Appreciation ............................    $ 88,474,455   $  6,699,877    $ 71,468,858
Gross Depreciation ............................     (37,499,686)   (10,073,529)    (17,320,010)
                                                   ------------   ------------    ------------
  Net Unrealized Appreciation/(Depreciation) ..    $ 50,974,769   $ (3,373,652)   $ 54,148,848
                                                   ============   ============    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2000 (Continued)

------------------------------
Note D - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

--------------------------------------
Note E - Transactions in Capital Stock
--------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                              Year Ended December 31,            Year Ended December 31,
                                                  2000         1999              2000             1999
-----------------------------------------------------------------------------------------------------------
                                                      Shares                             Amount
-----------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                    3,150,519     4,523,096      $  76,027,886     $100,665,748
Shares issued in reinvestment of
   dividends and distributions                 8,924,072     2,779,331        148,774,676       68,228,567
Shares repurchased                           (11,815,521)   (4,948,683)      (265,796,301)    (109,742,262)
-----------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                       259,070     2,353,744      $ (40,993,739)    $ 59,152,053
-----------------------------------------------------------------------------------------------------------

o Baillie Gifford Emerging Markets Fund
Shares sold                                    2,077,953     2,821,366      $  27,375,476     $ 26,596,653
Shares issued in reinvestment of
   distributions                                 120,857             --          1,102,213               --
Shares repurchased                            (2,944,464)   (2,432,410)       (36,278,430)     (22,109,690)
-----------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                      (745,654)      388,956      $  (7,800,741)    $  4,486,963
-----------------------------------------------------------------------------------------------------------

o The Guardian Small Cap Stock Fund
Shares sold                                    5,686,691     3,451,011      $ 105,143,777     $ 44,869,426
Shares issued in reinvestment of
   dividends and distributions                   688,278        21,302         10,461,832          327,392
Shares repurchased                            (3,366,794)   (3,624,740)       (61,289,106)     (45,310,107)
-----------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                     3,008,175      (152,427)     $  54,316,503     $   (113,289)
-----------------------------------------------------------------------------------------------------------

-----------------------
Note F - Line of Credit
-----------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2000, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP


New York, New York
February 9, 2001

--------------------------------------------------------------------------------

                      This page intentionally left blank.


                                                                             113